================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                              --------------------

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                 APRIL 26, 2005
                        (Date of earliest event reported)

                              --------------------


                               HARSCO CORPORATION
             (Exact name of registrant as specified in its charter)



             DE                          1-3970                  23-1483991
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)


                   350 POPLAR CHURCH ROAD, CAMP HILL, PA 17011
               (Address of principal executive offices) (Zip Code)


         Registrant's telephone number, including area code 717-763-7064


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
================================================================================

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Attached as Exhibit 10.1 is the Amended and Restated Deferred Compensation Plan for Non-Employee Directors (the "Plan") approved by the Company's Board of Directors at its meeting on April 26, 2005. The Plan revisions are intended to ensure that the Plan operates in accordance with Section 409A of the Internal Revenue Code and incorporate certain new provisions provided for in Section 409A. The Company announced in a Form 8-K filed December 17, 2004 that its Board of Directors had adopted general changes to its non-executive director and executive compensation plans to ensure compliance with Section 409A.

Attached as Exhibit 10.2 is a form Restricted Stock Units Agreement for non-employee Directors. Restricted Stock Units (RSUs) are granted to non-employee Directors annually (on May 1) as part of their compensation package. The awards, which generally vest after approximately one year of continuous service, are made pursuant to the terms of the Harsco Corporation 1995 Non-Employee Directors' Stock Plan As Amended and Restated at January 27, 2004. On May 2, 2005, the non-employee directors will each be issued their 2005 award of 750 restricted stock units.



ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 10.1 - Harsco Corporation Deferred Compensation Plan for Non-Employee
               Directors (As Amended and Restated as of January 1, 2005)

Exhibit 10.2 - Harsco Corporation Form of Restricted Stock Units Agreement
               (Directors)



EXHIBIT INDEX

Exhibit 10.1 - Harsco Corporation Deferred Compensation Plan for Non-Employee
               Directors (As Amended and Restated as of January 1, 2005)

Exhibit 10.2 - Harsco Corporation Form of Restricted Stock Units Agreement
               (Directors)

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          HARSCO CORPORATION
                                             (Registrant)



DATE April 27, 2005               /S/ Salvatore D. Fazzolari
     ------------------           ---------------------------------------
                                  Salvatore D. Fazzolari
                                  Senior Vice President, Chief Financial Officer
                                  and Treasurer